UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6180

Name of Fund: Merrill Lynch Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Utilities and
                                        Telecommunications
                                        Fund, Inc.

Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Utilities and Telecommunications Fund, Inc.

Industry Classification* as a Percentage of Equities as of November 30, 2003 (unaudited)

A pie graph depicting Industry Classification* As a percentage of Equities as of November 30, 2003. (unaudited)

Gas Utilities                                                               6.4%
Media                                                                       2.5%
Oil & Gas                                                                   2.7%
Wireless Telecommunication Services                                         6.3%
Multi-Utilities & Unregulated Power                                         8.3%
Electric Utilities                                                         46.6%
Diversified Telecommunication Services                                     26.7%
Communications Equipment                                                    0.5%

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

Portfolio Information as of November 30, 2003 (unaudited)

                                                                      Percent of
Geographic Allocation                                                  Equities
--------------------------------------------------------------------------------
United States .........................................................  71.7%
Spain .................................................................   7.0
Germany ...............................................................   5.6
United Kingdom ........................................................   4.5
Canada ................................................................   3.5
Mexico ................................................................   1.8
Italy .................................................................   1.8
France ................................................................   1.1
Portugal ..............................................................   0.7
Japan .................................................................   0.7
Belgium ...............................................................   0.6
Greece ................................................................   0.5
Finland ...............................................................   0.5

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
BellSouth Corporation .................................................  3.7%
Dominion Resources, Inc. ..............................................  3.5
Verizon Communications ................................................  3.4
Iberdrola SA ..........................................................  3.3
Public Service Enterprise Group Incorporated ..........................  3.3
SBC Communications Inc. ...............................................  3.2
Deutsche Telekom AG (Registered Shares) ...............................  2.9
Exelon Corporation ....................................................  2.9
BCE Inc. ..............................................................  2.8
Constellation Energy Group ............................................  2.6


2       MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year. The good news did not go unnoticed, as investors appeared to regain confidence by returning to the equity market.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.              3
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      In the past 12 months, we increased our investments outside the United States, where we found several companies with attractive revenue, earnings and cash-flow growth.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2003, Merrill Lynch Utilities and Telecommunications Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +14.26%, +13.47%, +13.62% and +14.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utilities Index, posted respective returns of +15.09% and +23.13%. The S&P Telecommunication Services Index returned -9.05% for the 12 months ended November 30, 2003, while the Lipper Utility Funds category posted an average return of +16.73%. (Funds in this Lipper category invest 65% of their equity portfolios in utility shares.)

The Fund's underperformance of the S&P 500 Index is understandable, as the Index measures the performance of various sectors of the broader stock market. Although the utilities sector was the second-best performer among the Index's ten sectors, telecommunications ranked last and was the only sector to post a negative return for the one-year period.

The underperformance versus the S&P Utilities Index and the Lipper Utility Funds category is attributed to a lack of investments in pure independent power producers and merchant energy companies, as both of these subsectors rallied sharply in early 2003. The financial picture improved for many of these companies, even though business conditions did not change in the sector. Supply still exceeded the demand for power, capital structures were dominated by debt and business plans remained flawed in an environment of declining market-based electric-generation prices. The banks that had loaned enormous amounts of capital to the independent power producers and merchant energy companies without collateral backing were forced to either take significant write-offs or to renegotiate the loans and secure some collateral in exchange. As expected, the banks chose the latter option, and most of the loans now have maturities of one year to three years. The outlook for many of these companies remains questionable, as the banks are in a position to seize the assets pledged as collateral.

We believe several banks may be seeking assistance from some of the healthier utility companies to manage these electric-generation assets until the market improves and outright plant sales become attractive. We continue to monitor the remaining independent power producers and merchant energy companies (two of which have gone into bankruptcy) for potential investment opportunities. However, in making our investment decisions, we remain committed to focusing on each company's underlying fundamentals, earnings power, cash-flow sustainability, valuations and total risk/return ratios.

What changes were made to the portfolio during the period?

Most significantly, we increased our investments in utility and telecommunication services companies based outside the United States. At November 30, 2003, about 25% of the Fund's net assets were invested outside the U.S. This compared to approximately 14% as of May 31, 2003 and 11% at November 30, 2002. We made this change because the companies we added to the portfolio have better revenue, earnings and cash-flow growth. Many of these companies, in our view, are in a position to increase their returns to shareholders either through dividends or share repurchases. In addition, the stocks carry valuations comparable to those of similar U.S. companies.

Deutsche Telekom AG, one of the Fund's top-ten equity holdings as of November 30, 2003, is representative of the type of foreign companies we were seeking. Deutsche Telekom is a fully integrated telecommunication services company whose primary service territory is Germany. The company also has a significant wireless operation in the United States and, to a lesser extent, in the United Kingdom and other European countries. Under its former chief executive officer, Deutsche Telekom purchased Voicestream, a U.S.-based cellular telephone company, and subsequently assumed a significant amount of debt. At the time, European telecommunications companies were actively acquiring other similar companies in the sector, using debt to pay for the acquisitions. Within the last year or two, we have seen new management come in and focus on fixing balance sheets, with the goal of returning value to shareholders. Deutsche Telekom is one of these companies, and we believe


4       MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003
it offers the best investment opportunity. In our opinion, the company has the ability to increase revenue through its wireless business in the United States, and should benefit from a turnaround in the German economy. Additionally, the company's earnings should improve given the reduced interest expenses as it pays down debt.

Other changes made to the portfolio during the 12-month period were based on valuation analyses or company-specific issues. Notably, the changes in the federal law regarding the taxation of dividends resulted in what we believed were overvaluations for some stocks as investors bid up share prices in a short time. Nevertheless, these companies remained strong, in our opinion, and the stocks provided relatively high yields. With this in mind, we maintained our positions in the companies, but reduced our portfolio weightings. We reinvested the proceeds in stocks that offered more attractive valuations and which we felt could enhance the portfolio's diversification.

A major company-specific issue arose this year as some Internal Revenue Service field staff questioned the validity of the favorable tax treatment afforded to synthetic fuel plants. This issue mainly affected our holdings in Progress Energy, Inc. and DTE Energy Company. We reduced our positions in these stocks, given the potential negative impact the elimination of favorable tax treatment could have on the companies' earnings and the uncertain timing of a resolution of this issue.

How would you characterize the portfolio's position at the close of the period?

The portfolio was well diversified as of November 30, 2003, with more than 70 positions. We believe this, in combination with various holdings that reflect our risk/reward analyses across the subsectors of the utility and telecommunications sectors, provides a fairly balanced portfolio. The Fund's largest allocation at period-end was in the electric sector, based on what we consider to be these stocks' attractive dividend yields and lower relative risk. Moreover, we believe the performance of some of these stocks, particularly those in the United States, could stabilize further in the future as investors become familiar with the holding period required to trigger the lower federal income tax rate on dividends. We believe this will help alleviate some of the price fluctuations we normally see during the dividend period when some investors purchase a stock in order to receive the dividend, then sell soon after the payable date.

The telecommunication services sector is the second-largest weighting in the portfolio. In our opinion, the U.S.-based companies offer attractive dividend yields and the potential for growth as the economy continues to improve and service employment begins to accelerate. We also believe European telecommunications stocks offer more value for shareholders as these companies improve their balance sheets and initiate share buybacks and dividend payments. As the telecommunications sector has become more sensitive to customer usage over the past several years, an improving economic environment has become more of a factor than we have seen historically.

The remaining holdings in the portfolio are primarily in natural gas and cable television. We believe the natural gas sector should benefit from continued concerns over the new supply of resources, which has led to higher prices and a continued emphasis on the environment. Cable television companies are interesting investments because they are competing with the more traditional telecommunication services companies. Additionally, they have been paying down debt and, in our opinion, probably are in the best financial shape that we have seen in some time.

Overall, as noted, the Fund has a substantial position in the electric sector, which we believe offers some growth but is primarily a source of more stable current income. The portfolio's remaining sector allocations are more focused on growth rather than yield, as our holdings represent companies that are likely to benefit from potential cost-cutting initiatives and an improving economy.

Kathleen M. Anderson
Vice President and Portfolio Manager

December 12, 2003


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.              5
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                                             Ten-Year/
                                                                         6-Month           12-Month       Since Inception
As of November 30, 2003                                                Total Return      Total Return      Total Return
=========================================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares*            + 2.78%           +14.26%           +85.72%
-------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares*            + 2.46            +13.47            +71.00
-------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares*            + 2.50            +13.62            +76.88
-------------------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class I Shares*            + 2.90            +14.54            +84.82
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                                           +10.80            +15.09       +174.68/+166.29
-------------------------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                                    + 1.80            +23.13       + 47.53/+ 66.64
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception total returns are for ten years for Class B and Class I Shares and from 10/21/94 for Class A and Class C Shares.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for ten years and from 10/21/94.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index. Ten-year/since inception total returns are for ten years and from 10/31/94.


6       MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Total Return Based on a $10,000 Investment--Class A & Class C Shares.

A line graph depicting the growth of an investment in the Fund's Class A & Class C Shares compared to growth of an investment in the S&P Utilities Index and S&P 500 Index. Values are from October 21, 1994 to November 2003.

                                       10/21/94**      11/94         11/95        11/96         11/97         11/98
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*           $ 9,600         $9,383        $10,904      $12,806       $15,283       $19,271

ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*           $10,000         $9,765        $11,267      $13,186       $15,646       $19,611

                                       11/99           11/00         11/01        11/02         11/03
ML Utilities and
Telecommunications
Fund, Inc.+--Class A Shares*           $20,806         $21,787       $19,463      $15,604       $17,829

ML Utilities and
Telecommunications
Fund, Inc.+--Class C Shares*           $21,050         $21,999       $19,526      $15,568       $17,688

                                       10/31/94        11/94         11/95        11/96         11/97         11/98
S&P Utilities Index ++                 $10,000         $10,030       $12,656      $14,247       $16,401       $19,659

                                       11/99           11/00         11/01        11/02         11/03
S&P Utilities Index ++                 $18,220         $26,433       $19,606      $13,533       $16,663

                                       10/31/94        11/94         11/95        11/96         11/97         11/98
S&P 500 Index +++                      $10,000         $ 9,796       $13,419      $17,157       $22,050       $27,267

                                       11/99           11/00         11/01        11/02         11/03
S&P 500 Index +++                      $32,965         $31,574       $27,714      $23,138       $26,629

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index. The starting date for the Index in the graph is from 10/31/94.
+++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in the graph is from 10/31/94.

Average Annual Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/03                             +14.26%           +9.69%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                           - 1.54            -2.34
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 11/30/03                                  + 7.03            +6.55
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                  % Return          % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/03                             +13.62%          +12.62%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                           - 2.04           - 2.04
--------------------------------------------------------------------------------
Inception (10/21/94)
  through 11/30/03                                  + 6.46           + 6.46
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.              7
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class B & Class I Shares.

A line graph depicting the growth of an investment in the Fund's Class B & Class I Shares compared to growth of an investment in the S&P Utilities Index and S&P 500 Index. Values are from November 1993 to November 2003.

                                      11/93        11/94        11/95        11/96         11/97
ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*          $10,000      $ 9,440      $10,892      $12,752       $15,145

ML Utilities and
Telecommunications
Fund, Inc.+--Class I Shares*          $ 9,600      $10,000      $10,622      $12,528       $14,991

S&P Utilities Index ++                $10,000      $ 8,879      $11,204      $12,612       $14,519

S&P 500 Index +++                     $10,000      $11,125      $13,841      $17,698       $22,744

                                      11/98        11/99        11/00        11/01         11/02         11/03
ML Utilities and
Telecommunications
Fund, Inc.+--Class B Shares*          $18,991      $20,399      $21,266      $18,874       $15,070       $17,100

ML Utilities and
Telecommunications
Fund, Inc.+--Class I Shares*          $18,958      $20,507      $21,546      $19,275       $15,490       $17,742

S&P Utilities Index ++                $17,403      $16,130      $23,401      $17,358       $11,982       $14,753

S&P 500 Index +++                     $28,126      $34,003      $32,568      $28,587       $23,866       $27,468

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Utilities and Telecommunications Fund, Inc. invests at least 80% of its total assets in equity and debt securities issued by domestic and foreign companies that are, in the opinion of the Investment Adviser, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.
++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.
+++ The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.

Average Annual Total Return

                                                 % Return          % Return
                                               Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/03                           +13.47%            +9.47%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                         - 2.08             -2.26
--------------------------------------------------------------------------------
Ten Years Ended 11/30/03                          + 5.51             +5.51
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/03                           +14.54%             +9.96%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                         - 1.32              -2.12
--------------------------------------------------------------------------------
Ten Years Ended 11/30/03                          + 6.33              +5.90
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Schedule of Investments

                                                                                                               Value      Percent of
Country   Industry*                          Shares Held     Common Stocks                              (in U.S. dollars) Net Assets
====================================================================================================================================
Belgium   Wireless Telecommunication Services     14,300   + Mobistar SA                                   $   747,366       0.5%
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Belgium                    747,366       0.5
====================================================================================================================================
Canada    Diversified Telecommunication          165,200     BCE Inc.                                        3,695,524       2.8
          Services
          --------------------------------------------------------------------------------------------------------------------------
          Oil & Gas                               23,400     EnCana Corp.                                      856,866       0.6
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Canada                   4,552,390       3.4
====================================================================================================================================
Finland   Communications Equipment                34,400     Nokia Oyj 'A' (ADR) (a)                           618,512       0.5
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Finland                    618,512       0.5
====================================================================================================================================
France    Diversified Telecommunication           28,400   + France Telecom SA                                 726,479       0.5
          Services
          --------------------------------------------------------------------------------------------------------------------------
          Multi-Utilities & Unregulated Power     37,500     Suez SA                                           654,490       0.5
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in France                   1,380,969       1.0
====================================================================================================================================
Germany   Diversified Telecommunication          234,000   + Deutsche Telekom AG (Registered Shares)         3,884,867       2.9
          Services
          --------------------------------------------------------------------------------------------------------------------------
          Electric Utilities                      45,100     E.On AG                                         2,557,103       1.9
          --------------------------------------------------------------------------------------------------------------------------
          Multi-Utilities & Unregulated Power     21,800     RWE AG                                            702,942       0.5
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Germany                  7,144,912       5.3
====================================================================================================================================
Greece    Electric Utilities                      30,400   + Public Power Corporation (GDR)(b)                 690,183       0.5
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Greece                     690,183       0.5
====================================================================================================================================
Italy     Diversified Telecommunication          494,800   + Telecom Italia RNC                                946,021       0.7
          Services                               327,776   + Telecom Italia SpA                                948,866       0.7
                                                                                                           -------------------------
                                                                                                             1,894,887       1.4
          --------------------------------------------------------------------------------------------------------------------------
          Electric Utilities                      56,600     Enel SpA                                          361,621       0.3
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Italy                    2,256,508       1.7
====================================================================================================================================
Japan     Wireless Telecommunication Services        400     NTT DoCoMo, Inc.                                  861,943       0.6
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Japan                      861,943       0.6
====================================================================================================================================
Mexico    Diversified Telecommunication           35,000     Telefonos de Mexico SA (ADR)(a)                 1,158,150       0.8
          Services
          --------------------------------------------------------------------------------------------------------------------------
          Wireless Telecommunication Services     47,000     America Movil SA de CV 'L' (ADR)(a)             1,205,080       0.9
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Mexico                   2,363,230       1.7
====================================================================================================================================
Portugal  Diversified Telecommunication           95,000     Portugal Telecom SA (Registered Shares)           893,931       0.7
          Services
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Portugal                   893,931       0.7
====================================================================================================================================
Spain     Diversified Telecommunication          204,700     Telefonica SA                                   2,650,038       2.0
          Services
          --------------------------------------------------------------------------------------------------------------------------
          Electric Utilities                      71,200     Endesa SA                                       1,169,260       0.9
                                                 260,900     Iberdrola SA                                    4,500,341       3.3
                                                                                                           -------------------------
                                                                                                             5,669,601       4.2
          --------------------------------------------------------------------------------------------------------------------------
          Gas Utilities                           72,800     Enagas                                            720,812       0.5
          --------------------------------------------------------------------------------------------------------------------------
          Media                                        1   + Antena 3 Television, SA                                20       0.0
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in Spain                    9,040,471       6.7
====================================================================================================================================
United    Electric Utilities                      74,400     Scottish and Southern Energy PLC                  834,919       0.6
Kingdom                                          287,400     Scottish Power PLC                              1,776,954       1.3
                                                                                                           -------------------------
                                                                                                             2,611,873       1.9
          --------------------------------------------------------------------------------------------------------------------------
          Multi-Utilities & Unregulated Power    113,775     National Grid Group PLC                           769,007       0.6
          --------------------------------------------------------------------------------------------------------------------------
          Wireless Telecommunication Services    105,700     Vodafone Group PLC (ADR)(a)                     2,468,095       1.8
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United Kingdom       5,848,975       4.3
====================================================================================================================================


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.              9
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

                                                                                                               Value      Percent of
Country   Industry*                          Shares Held     Common Stocks                              (in U.S. dollars) Net Assets
====================================================================================================================================
United    Diversified Telecommunication           62,000     ALLTEL Corporation                            $ 2,815,420       2.1%
States    Services                                69,340     AT&T Corp.                                      1,375,012       1.0
                                                 193,800     BellSouth Corporation                           5,044,614       3.7
                                                  42,700     CenturyTel, Inc.                                1,396,290       1.0
                                                 185,000     SBC Communications Inc.                         4,306,800       3.2
                                                 138,800     Verizon Communications                          4,548,476       3.4
                                                                                                           -------------------------
                                                                                                            19,486,612      14.4
          --------------------------------------------------------------------------------------------------------------------------
          Electric Utilities                      28,600     Ameren Corporation                              1,262,118       0.9
                                                  72,700     American Electric Power Company, Inc.           2,013,063       1.5
                                                  74,562     Cinergy Corp.                                   2,725,241       2.0
                                                  96,000     Cleco Corporation                               1,706,880       1.3
                                                 126,200     DPL Inc.                                        2,440,708       1.8
                                                  18,400     DTE Energy Company                                693,864       0.5
                                                  77,737     Dominion Resources, Inc.                        4,685,209       3.5
                                                  68,900   + Edison International                            1,406,938       1.0
                                                  64,200     Entergy Corporation                             3,393,612       2.5
                                                  62,500     Exelon Corporation                              3,863,750       2.9
                                                  17,800     FPL Group, Inc.                                 1,131,190       0.8
                                                  74,200     FirstEnergy Corp.                               2,571,030       1.9
                                                  60,900     NSTAR                                           2,901,885       2.2
                                                  12,100     OGE Energy Corp.                                  288,222       0.2
                                                  72,700     PPL Corporation                                 2,971,976       2.2
                                                  37,100     Pepco Holdings, Inc.                              681,156       0.5
                                                  49,600     Pinnacle West Capital Corporation               1,952,752       1.5
                                                  31,400     Progress Energy, Inc.                           1,375,948       1.0
                                                 107,600     Public Service Enterprise Group Incorporated    4,413,752       3.3
                                                  72,000     The Southern Company                            2,107,440       1.6
                                                 116,300     TXU Corporation                                 2,574,882       1.9
                                                  30,100     Wisconsin Energy Corporation                      984,270       0.7
                                                                                                           -------------------------
                                                                                                            48,145,886      35.7
          --------------------------------------------------------------------------------------------------------------------------
          Gas Utilities                           35,400     AGL Resources Inc.                              1,005,360       0.7
                                                  78,600     KeySpan Corporation                             2,769,078       2.1
                                                  11,800     Kinder Morgan, Inc.                               643,100       0.5
                                                  80,800     New Jersey Resources Corporation                3,102,720       2.3
                                                                                                           -------------------------
                                                                                                             7,520,258       5.6
          --------------------------------------------------------------------------------------------------------------------------
          Media                                   43,400   + Cablevision Systems Corporation (Class A)         899,248       0.7
                                                  29,735   + Comcast Corporation (Class A)                     933,084       0.7
                                                  45,300   + Comcast Corporation (Special Class A)           1,365,795       1.0
                                                                                                           -------------------------
                                                                                                             3,198,127       2.4
          --------------------------------------------------------------------------------------------------------------------------
          Multi-Utilities & Unregulated           94,700     Constellation Energy Group                      3,564,508       2.6
          Power                                   35,600     Energy East Corporation                           819,156       0.6
                                                  18,100     Equitable Resources, Inc.                         745,720       0.6
                                                  29,100     National Fuel Gas Company                         672,210       0.5
                                                  25,600     Questar Corporation                               873,472       0.7
                                                  57,900     SCANA Corporation                               1,944,282       1.4
                                                                                                           -------------------------
                                                                                                             8,619,348       6.4
          --------------------------------------------------------------------------------------------------------------------------
          Oil & Gas                               13,900     Devon Energy Corporation                          686,104       0.5
                                                  47,100     EOG Resources, Inc.                             1,975,374       1.5
                                                                                                           -------------------------
                                                                                                             2,661,478       2.0
          --------------------------------------------------------------------------------------------------------------------------
          Wireless Telecommunication             193,208   + AT&T Wireless Services Inc.                     1,449,060       1.0
          Services                                10,700   + NII Holdings Inc. (Class B)                       812,665       0.6
                                                 113,000   + Sprint Corp. (PCS Group)                          518,670       0.4
                                                                                                           -------------------------
                                                                                                             2,780,395       2.0
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Common Stocks in the United States       92,412,104      68.5
          ==========================================================================================================================
                                                             Total Common Stocks (Cost--$113,944,256)      128,811,494      95.4
          ==========================================================================================================================


10      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Schedule of Investments (concluded)

                                                                                                               Value      Percent of
Country   Industry*                          Face Amount     Trust Preferred                            (in U.S. dollars) Net Assets
====================================================================================================================================
United    Electric Utilities                 $ 1,092,450     AES Trust III, 6.75% due 10/15/2029          $    893,983       0.7%
States    --------------------------------------------------------------------------------------------------------------------------
                                                             Total Trust Preferred in the United States
                                                             (Cost--$656,222)                                  893,983       0.7
          ==========================================================================================================================

                                    Beneficial Interest/
                                             Shares Held     Short-Term Securities
====================================================================================================================================
                                             $ 5,141,055     Merrill Lynch Liquidity Series, LLC Cash
                                                             Sweep Series I (c)                              5,141,055       3.8
                                             $10,479,376     Merrill Lynch Liquidity Series, LLC
                                                             Money Market Series (c)(d)                     10,479,376       7.7
                                               4,007,912     Merrill Lynch Premier Institutional
                                                             Fund (c)(d)                                     4,007,912       3.0
          --------------------------------------------------------------------------------------------------------------------------
                                                             Total Short-Term Securities
                                                             (Cost--$19,628,343)                            19,628,343      14.5
====================================================================================================================================
          Total Investments (Cost--$134,228,821)                                                           149,333,820     110.6

          Liabilities in Excess of Other Assets                                                            (14,367,028)    (10.6)
                                                                                                          --------------------------
          Net Assets                                                                                      $134,966,792     100.0%
                                                                                                          ==========================

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
+     Non-income producing security.
(a)   American Depositary Receipts (ADR).
(b)   Global Depositary Receipts (GDR).
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                        Net            Interest
      Affiliate                                      Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                       $    907,602         $70,504
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                       $ (1,754,370)        $17,673
      Merrill Lynch Premier Institutional Fund     (10,944,443)        $11,695
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             11
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of November 30, 2003
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (including securities loaned
                         of $13,966,877) (identified cost--$134,228,821) ............                      $ 149,333,820
                       Foreign cash (cost--$77,758) .................................                             80,343
                       Receivables:
                          Dividends .................................................    $     369,509
                          Capital shares sold .......................................           19,064
                          Interest ..................................................           14,944
                          Securities lending--net ...................................            1,117           404,634
                                                                                         -------------
                       Prepaid registration fees ....................................                             12,599
                                                                                                           -------------
                       Total assets .................................................                        149,831,396
                                                                                                           -------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ....................                         14,487,288
                       Payables:
                          Capital shares redeemed ...................................          199,452
                          Investment adviser ........................................           61,641
                          Other affiliates ..........................................           47,409
                          Distributor ...............................................           42,074           350,576
                                                                                         -------------
                       Accrued expenses and other liabilities .......................                             26,740
                                                                                                           -------------
                       Total liabilities ............................................                         14,864,604
                                                                                                           -------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Net assets ...................................................                      $ 134,966,792
                                                                                                           =============
========================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ..............................                      $     731,132
                       Class B Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ..............................                            504,243
                       Class C Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ..............................                            135,293
                       Class I Shares of Common Stock, $.10 par value,
                         100,000,000 shares authorized ..............................                            273,869
                       Paid-in capital in excess of par .............................                        161,359,651
                       Undistributed investment income--net .........................    $     389,773
                       Accumulated realized capital losses on investments
                         and foreign currency transactions--net .....................      (43,537,356)
                       Unrealized appreciation on investments and foreign
                         currency transactions--net .................................       15,110,187
                                                                                         -------------
                       Total accumulated losses--net ................................                        (28,037,396)
                                                                                                           -------------
                       Net Assets ...................................................                      $ 134,966,792
                                                                                                           =============
========================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $60,142,188 and
                         7,311,325 shares outstanding ...............................                      $        8.23
                                                                                                           =============
                       Class B--Based on net assets of $41,316,587 and
                         5,042,433 shares outstanding ...............................                      $        8.19
                                                                                                           =============
                       Class C--Based on net assets of $10,993,535 and
                         1,352,929 shares outstanding ...............................                      $        8.13
                                                                                                           =============
                       Class I--Based on net assets of $22,514,482 and
                         2,738,689 shares outstanding ...............................                      $        8.22
                                                                                                           =============

      See Notes to Financial Statements.


12      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Statement of Operations

For the Year Ended November 30, 2003
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $100,861 foreign withholding tax) ..........                      $   5,075,760
                       Interest .....................................................                            116,678
                       Securities lending--net ......................................                             29,368
                                                                                                           -------------
                       Total income .................................................                          5,221,806
                                                                                                           -------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .....................................    $     812,772
                       Account maintenance and distribution fees--Class B ...........          467,395
                       Transfer agent fees--Class B .................................          144,294
                       Account maintenance fees--Class A ............................          102,836
                       Accounting services ..........................................           93,344
                       Account maintenance and distribution fees--Class C ...........           84,155
                       Transfer agent fees--Class A .................................           81,789
                       Professional fees ............................................           70,062
                       Registration fees ............................................           60,266
                       Directors' fees and expenses .................................           58,289
                       Transfer agent fees--Class I .................................           42,570
                       Printing and shareholder reports .............................           40,861
                       Custodian fees ...............................................           31,520
                       Transfer agent fees--Class C .................................           24,455
                       Pricing fees .................................................            4,287
                       Other ........................................................           16,700
                                                                                         -------------
                       Total expenses ...............................................                          2,135,595
                                                                                                           -------------
                       Investment income--net .......................................                          3,086,211
                                                                                                           -------------
========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net ..........................................       (2,006,768)
                          Foreign currency transactions--net ........................          (19,235)       (2,026,003)
                                                                                         -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..........................................       16,271,945
                          Foreign currency transactions--net ........................            4,637        16,276,582
                                                                                         -------------------------------
                       Total realized and unrealized gain on investments and
                         foreign currency transactions--net .........................                         14,250,579
                                                                                                           -------------
                       Net Increase in Net Assets Resulting from Operations .........                      $  17,336,790
                                                                                                           =============

      See Notes to Financial Statements.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             13
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                   November 30,
                                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                           2003              2002
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................    $   3,086,211     $   5,070,298
                       Realized loss on investments and foreign currency
                         transactions--net ..........................................       (2,026,003)      (41,170,515)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions--net .........       16,276,582        (3,926,627)
                                                                                         -------------------------------
                       Net increase (decrease) in net assets resulting from
                         operations .................................................       17,336,790       (40,026,844)
                                                                                         -------------------------------
========================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...................................................       (1,089,101)       (1,167,420)
                          Class B ...................................................       (1,305,449)       (2,889,181)
                          Class C ...................................................         (222,843)         (310,345)
                          Class I ...................................................         (622,798)         (832,654)
                       Realized gain on investments--net:
                          Class A ...................................................               --          (441,431)
                          Class B ...................................................               --        (1,716,573)
                          Class C ...................................................               --          (127,179)
                          Class I ...................................................               --          (317,830)
                                                                                         -------------------------------
                       Net decrease in net assets resulting from dividends and
                         distributions to shareholders ..............................       (3,240,191)       (7,802,613)
                                                                                         -------------------------------
========================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                         transactions ...............................................      (18,877,279)      (33,660,519)
                                                                                         -------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets .................................       (4,780,680)      (81,489,976)
                       Beginning of year ............................................      139,747,472       221,237,448
                                                                                         -------------------------------
                       End of year* .................................................    $ 134,966,792     $ 139,747,472
                                                                                         ===============================
                          * Undistributed investment income--net ....................    $     389,773     $     562,986
                                                                                         ===============================

      See Notes to Financial Statements.


14      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Financial Highlights

                                                                                             Class A+
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                            For the Year Ended November 30,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003           2002           2001           2000          1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $   7.40       $   9.67       $  11.81       $  19.17      $  19.49
                                                                -------------------------------------------------------------------
                       Investment income--net** .............        .19            .26            .32            .39           .30
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................        .85          (2.14)         (1.46)           .68          1.15
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       1.04          (1.88)         (1.14)          1.07          1.45
                                                                -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.21)          (.28)          (.33)          (.41)         (.30)
                          Realized gain on investments--net .         --           (.11)          (.67)         (7.80)        (1.47)
                          In excess of realized gain on
                            investments--net ................         --             --             --           (.22)           --
                                                                -------------------------------------------------------------------
                       Total dividends and distributions ....       (.21)          (.39)         (1.00)         (8.43)        (1.77)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $   8.23       $   7.40       $   9.67       $  11.81      $  19.17
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      14.26%        (19.83%)       (10.67%)         4.72%         7.96%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.33%          1.26%          1.11%          1.08%         1.07%
                                                                ===================================================================
                       Investment income--net ...............       2.42%          3.13%          2.86%          2.34%         1.60%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 60,142       $ 34,038       $ 36,794       $ 18,383      $ 14,747
                                                                ===================================================================
                       Portfolio turnover ...................      21.20%         31.16%         45.66%         51.79%         7.43%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             15
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

                                                                                              Class B
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended November 30,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002          2001           2000           1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $   7.37      $   9.61      $  11.75       $  19.10       $  19.42
                                                                ------------------------------------------------------------------
                       Investment income--net** .............        .16           .22           .26            .31            .20
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................        .82         (2.13)        (1.47)           .67           1.15
                                                                ------------------------------------------------------------------
                       Total from investment operations .....        .98         (1.91)        (1.21)           .98           1.35
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.16)         (.22)         (.26)          (.31)          (.20)
                          Realized gain on investments--net .         --          (.11)         (.67)         (7.80)         (1.47)
                          In excess of realized gain on
                            investments--net ................         --            --            --           (.22)            --
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ....       (.16)         (.33)         (.93)         (8.33)         (1.67)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $   8.19      $   7.37      $   9.61       $  11.75       $  19.10
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      13.47%       (20.16%)      (11.25%)         4.25%          7.41%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.86%         1.77%         1.63%          1.59%          1.59%
                                                                ==================================================================
                       Investment income--net ...............       2.08%         2.63%         2.40%          1.83%          1.06%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 41,317      $ 74,822      $147,549       $246,279       $299,912
                                                                ==================================================================
                       Portfolio turnover ...................      21.20%        31.16%        45.66%         51.79%          7.43%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

                                                                                            Class C
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended November 30,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002          2001           2000           1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $   7.31      $   9.55      $  11.68       $  19.04       $  19.37
                                                                ------------------------------------------------------------------
                       Investment income--net** .............        .15           .21           .25            .28            .19
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................        .83         (2.11)        (1.45)           .69           1.14
                                                                ------------------------------------------------------------------
                       Total from investment operations .....        .98         (1.90)        (1.20)           .97           1.33
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.16)         (.23)         (.26)          (.31)          (.19)
                          Realized gain on investments--net .         --          (.11)         (.67)         (7.80)         (1.47)
                          In excess of realized gain on
                            investments--net ................         --            --            --           (.22)            --
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ....       (.16)         (.34)         (.93)         (8.33)         (1.66)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $   8.13      $   7.31      $   9.55       $  11.68       $  19.04
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      13.62%       (20.27%)      (11.24%)         4.17%          7.34%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.91%         1.84%         1.69%          1.65%          1.65%
                                                                ==================================================================
                       Investment income--net ...............       1.93%         2.55%         2.31%          1.75%          1.02%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 10,994      $ 10,545      $ 10,194       $ 11,416       $  8,381
                                                                ==================================================================
                       Portfolio turnover ...................      21.20%        31.16%        45.66%         51.79%          7.43%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             17
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                            Class I+
The following per share data and ratios have been derived       ------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended November 30,
                                                                ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002          2001           2000           1999
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $   7.39      $   9.66      $  11.81       $  19.16       $  19.49
                                                                ------------------------------------------------------------------
                       Investment income--net** .............        .21           .29           .34            .44            .34
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................        .84         (2.15)        (1.47)           .68           1.14
                                                                ------------------------------------------------------------------
                       Total from investment operations .....       1.05         (1.86)        (1.13)          1.12           1.48
                                                                ------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ............       (.22)         (.30)         (.35)          (.45)          (.34)
                          Realized gain on investments--net .         --          (.11)         (.67)         (7.80)         (1.47)
                          In excess of realized gain on
                            investments--net ................         --            --            --           (.22)            --
                                                                ------------------------------------------------------------------
                       Total dividends and distributions ....       (.22)         (.41)        (1.02)         (8.47)         (1.81)
                                                                ------------------------------------------------------------------
                       Net asset value, end of year .........   $   8.22      $   7.39      $   9.66       $  11.81       $  19.16
                                                                ==================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      14.54%       (19.64%)      (10.54%)         5.07%          8.17%
                                                                ==================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.07%         1.00%          .86%           .83%           .82%
                                                                ==================================================================
                       Investment income--net ...............       2.77%         3.39%         3.15%          2.59%          1.82%
                                                                ==================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 22,514      $ 20,342      $ 26,700       $ 32,698       $ 38,309
                                                                ==================================================================
                       Portfolio turnover ...................      21.20%        31.16%        45.66%         51.79%          7.43%
                                                                ==================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


18      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             19
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.


20      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $19,235 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                 --
Class B ................................            .25%                .50%
Class C ................................            .25%                .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $   837               $13,938
Class I ............................               $     9               $    92
--------------------------------------------------------------------------------

For the year ended November 30, 2003, MLPF&S received contingent deferred sales charges of $39,030 and $1,248, relating to transactions in Class B Shares and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Advisors, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             21
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended November 30, 2003, MLIM, LLC received $12,543 in securities lending agent fees.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

In addition, MLPF&S received $12,642 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2003.

For the year ended November 30, 2003, the Fund reimbursed MLIM $2,976 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2003 were $27,449,151 and $47,397,572, respectively.

Net realized losses for the year ended November 30, 2003 and net unrealized gains as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Losses              Gains
--------------------------------------------------------------------------------
Long-term investments ...................        $(2,006,768)        $15,104,999
Foreign currency transactions ...........            (19,235)              5,188
                                                 -------------------------------
Total ...................................        $(2,026,003)        $15,110,187
                                                 ===============================

As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $14,993,411, of which $20,796,371 related to appreciated securities and $5,802,960 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $134,340,409.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $18,877,279 and $33,660,519 for the years ended November 30, 2003 and November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2003+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            216,661        $  1,692,130
Automatic conversion of shares .........          3,693,671          29,072,360
Shares issued to shareholders
  in reinvestment of dividends .........            113,083             864,551
                                                -------------------------------
Total issued ...........................          4,023,415          31,629,041
Shares redeemed ........................         (1,311,797)        (10,107,680)
                                                -------------------------------
Net increase ...........................          2,711,618        $ 21,521,361
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            241,526        $  2,137,205
Automatic conversion of shares .........          1,778,706          14,893,930
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            155,543           1,297,235
                                                -------------------------------
Total issued ...........................          2,175,775          18,328,370
Shares redeemed ........................         (1,382,002)        (11,743,315)
                                                -------------------------------
Net increase ...........................            793,773        $  6,585,055
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            621,416        $  4,832,497
Shares issued to shareholders
  in reinvestment of dividends .........            133,494           1,004,361
                                                -------------------------------
Total issued ...........................            754,910           5,836,858
Automatic conversion of shares .........         (3,709,417)        (29,072,360)
Shares redeemed ........................         (2,161,611)        (16,426,853)
                                                -------------------------------
Net decrease ...........................         (5,116,118)       $(39,662,355)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            609,287        $  5,228,661
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            429,372           3,664,181
                                                -------------------------------
Total issued ...........................          1,038,659           8,892,842
Automatic conversion of shares .........         (1,788,199)        (14,893,930)
Shares redeemed ........................         (4,439,634)        (37,734,429)
                                                -------------------------------
Net decrease ...........................         (5,189,174)       $(43,735,517)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            266,906        $  2,061,541
Shares issued to shareholders
  in reinvestment of dividends .........             23,270             174,883
                                                -------------------------------
Total issued ...........................            290,176           2,236,424
Shares redeemed ........................           (379,483)         (2,892,318)
                                                -------------------------------
Net decrease ...........................            (89,307)       $   (655,894)
                                                ===============================


22      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            782,321        $  6,863,827
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................             42,072             348,913
                                                -------------------------------
Total issued ...........................            824,393           7,212,740
Shares redeemed ........................           (449,285)         (3,647,754)
                                                -------------------------------
Net increase ...........................            375,108        $  3,564,986
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2003+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            833,742        $  6,478,377
Shares issued to shareholders
  in reinvestment of dividends .........             72,642             552,101
                                                -------------------------------
Total issued ...........................            906,384           7,030,478
Shares redeemed ........................           (918,697)         (7,110,869)
                                                -------------------------------
Net decrease ...........................            (12,313)       $    (80,391)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            884,103        $  7,483,008
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ....................            119,882           1,003,566
                                                -------------------------------
Total issued ...........................          1,003,985           8,486,574
Shares redeemed ........................         (1,016,242)         (8,561,617)
                                                -------------------------------
Net decrease ...........................            (12,257)       $    (75,043)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended November 30, 2003.

6. Distributions to Shareholders:

On December 2, 2003, an ordinary income dividend was declared payable on December 22, 2003 to shareholders of record on December 16, 2003 in an amount per share as follows:

--------------------------------------------------------------------------------
Class A .............................................                   $.026741
Class B .............................................                   $.017738
Class C .............................................                   $.019004
Class I .............................................                   $.029813
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                    11/30/2003        11/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..........................        $3,240,191        $5,199,619
  Net long-term capital gains ..............                --         2,602,994
                                                    ----------------------------
Total taxable distributions ................        $3,240,191        $7,802,613
                                                    ============================

As of November 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $    389,773
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             389,773
Capital loss carryforward ...............................         (43,425,768)*
Unrealized gains--net ...................................          14,998,599**
                                                                 ------------
Total accumulated losses--net ...........................        $(28,037,396)
                                                                 ============

* On November 30, 2003, the Fund had a net capital loss carryforward of $43,425,768, of which $40,916,903 expires in 2010 and $2,508,865 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             23
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Utilities and Telecommunications
Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Utilities and Telecommunications Fund, Inc. as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2004

Important Tax Information (unaudited)

The following information is provided with respect to the quarterly distributions paid by Merrill Lynch Utilities and Telecommunications Fund, Inc. during the fiscal year ended November 30, 2003:

--------------------------------------------------------------------------------
                                                       Dividends Qualifying for
                               Qualified Dividend       the Dividends Received
Record Date   Payable Date   Income for Individuals   Deduction for Corporations
--------------------------------------------------------------------------------
12/16/2002     12/20/2002               --                     88.58%
--------------------------------------------------------------------------------
 4/15/2003      4/22/2003              100%                      100%
--------------------------------------------------------------------------------
 7/16/2003      7/22/2003              100%                      100%
--------------------------------------------------------------------------------
10/06/2003     10/10/2003              100%                      100%
--------------------------------------------------------------------------------

Please retain this information for your records.


24      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served       Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to      President and Chairman of the Merrill Lynch       123 Funds       None
Glenn*      Princeton, NJ  and          present      Investment Managers, L.P. ("MLIM")/Fund Asset     160 Portfolios
            08543-9011     Director     and          Management, L.P. ("FAM")--Advised Funds since
            Age: 63                     1993 to      1999; Chairman (Americas Region) of MLIM from
                                        present      2000 to 2002; Executive Vice President of FAM
                                                     and MLIM (which terms as used herein include
                                                     their corporate predecessors) from 1983 to 2002;
                                                     President of FAM Distributors, Inc. ("FAMD")
                                                     from 1986 to 2002 and Director thereof from 1991
                                                     to 2002; Executive Vice President and Director
                                                     of Princeton Services, Inc. ("Princeton
                                                     Services") from 1993 to 2002; President of
                                                     Princeton Administrators, L.P. from 1989 to
                                                     2002; Director of Financial Data Services, Inc.
                                                     since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1990 to      Professor Emeritus of Finance, School of          51 Funds        None
Forbes      Princeton, NJ               present      Business, State University of New York at Albany  50 Portfolios
            08543-9095                               since 2000 and Professor thereof from 1989 to
            Age: 63                                  2000; International Consultant at the Urban
                                                     Institute from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1994 to      Professor, Harvard Business School since 1989.    51 Funds        Unum
Montgomery  Princeton, NJ               present                                                        50 Portfolios   Provident
            08543-9095                                                                                                 Corporation
            Age: 51                                                                                                    and Newell
                                                                                                                       Rubbermaid,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.  P.O. Box 9095  Director     1990 to      Self-employed financial consultant since 1990.    51 Funds        None
Reilly      Princeton, NJ               present                                                        50 Portfolios
            08543-9095
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1992 to      Founder and Director Emeritus of The Boston       51 Funds        None
Ryan        Princeton, NJ               present      University Center for the Advancement of Ethics   50 Portfolios
            08543-9095                               and Character; Professor of Education at Boston
            Age: 71                                  University from 1982 to 1999 and Professor
                                                     Emeritus since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to      President, Middle East Institute from 1995 to     51 Funds        None
Suddarth    Princeton, NJ               present      2001; Foreign Service Officer, United States      50 Portfolios
            08543-9095                               Foreign Service, from 1961 to 1995; Career
            Age: 68                                  Minister, from 1989 to 1995; Deputy Inspector
                                                     General, U.S. Department of State, from 1991 to
                                                     1994; U.S. Ambassador to the Hashemite Kingdom
                                                     of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             25
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served       Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1990 to      Dean Emeritus of New York University, Leonard N.  51 Funds        Bowne & Co.,
West        Princeton, NJ               present      Stern School of Business Administration since     50 Portfolios   Inc.; Vornado
            08543-9095                               1994.                                                             Realty Trust;
            Age: 65                                                                                                    Vornado
                                                                                                                       Operating
                                                                                                                       Company and
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to      Self-employed financial consultant since 1994;    51 Funds        None
Zinbarg     Princeton, NJ               present      Executive Vice President of The Prudential        50 Portfolios
            08543-9095                               Insurance Company of America from 1988 to
            Age: 69                                  1994; Former Director of Prudential Reinsurance
                                                     Company and former Trustee of the Prudential
                                                     Foundation
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke       Princeton, NJ  President    present      1999; Senior Vice President and Treasurer of Princeton Services since 1999;
            08543-9011     and          and 1999     Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    to present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to      President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present      Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
            08543-9011                               of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
            Age: 49                                  Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
                                                     Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen    P.O. Box 9011  Vice         2002 to      Director (Equities) of MLIM since 2000; Vice President of MLIM from 1994 to
Anderson    Princeton, NJ  President    present      2000.
            08543-9011
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to      First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001;
Gillespie   Princeton, NJ               present      Vice President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney
            08543-9011                               associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT
            Age: 39                                  Asset Management, Inc. from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

J.P. Morgan Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2004, Charles C. Reilly, Director of Merrill Lynch Utilities and Telecommunications Fund, Inc., retired.
The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------


26      MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.
                                                       NOVEMBER 30, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.             27
                                                       NOVEMBER 30, 2003

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #11693 -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Utilities and Telecommunications Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: January 21, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: January 21, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Utilities and Telecommunications Fund, Inc.

        Date: January 21, 2004

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.